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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      November 15, 2000
                                                 -------------------------------


                             EPOCH BIOSCIENCES, INC.
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               (Exact name of Registrant as specified in charter)


          Delaware                      0-22170                  91-1311592
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


21720 23rd Drive S.E., Suite 150, Bothell, Washington                 98021
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code        (425) 482-5555
                                                     -----------------------


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         (Former name or former address, if changed, since last report.)



                                Page 1 of 4 Pages
                           Exhibit Index is on Page 4


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         The Registrant hereby amends and restates its Report on Form 8-K filed with the Securities and Exchange Commission on November 27, 2000.

ITEM 2. ACQUISITION OF DISPOSITION OF ASSETS.

         On November 15, 2000, Epoch Biosciences, Inc. purchased substantially all of the assets of the Synthetic Genetics division of Immune Complex Corporation, a privately held California corporation for $3,100,000 in cash. The purchase price was paid from cash resources raised in a private placement and warrant call completed earlier in the year. Synthetic Genetics is engaged in the business of developing, manufacturing, distributing and customizing a variety of modified, dye labeled and highly purified custom synthetic oligonucleotide producers. Epoch will utilize the assets of the Synthetic Genetics division to manufacture probes for its corporate partners as well as to introduce a proprietary line of probes incorporating Epoch's technologies to enhance genetic analysis. Epoch will also manufacture MGB TaqMan probes at the Synthetic Genetic Facility.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of business acquired.

         Audited balance sheet as of December 31, 1998 and 1999 and the related statements of operations, divisional equity (deficit), and cash flows for each of the years then ended and unaudited balance sheet as of September 30, 2000 and related unaudited statements of operations and cash flows for the nine months ended September 30, 1999 and 2000, and unaudited statement of divisional equity (deficit) for the nine months ended September 30, 2000 of the Synthetic Genetics division of Immune Complex Corporation, and the report of the independent accountants of the company in connection therewith, required to be filed pursuant to Item 7 of Form 8-K filed on November 27, 2000, reflecting the acquisition of substantially all of the assets of the Synthetic Genetics division of Immune Complex Corporation, are attached hereto as Exhibit 99.2.

         (b) Pro forma Financial information.

         Pro forma financial information, required to be filed pursuant to Item 7 of Form 8-K filed on November 27, 2000 reflecting the acquisition of substantially all of the assets of the Synthetic Genetics division of Immune Complex Corporation, are attached hereto as Exhibit 99.3. The unaudited pro forma financial statements should be read in conjunction with the separate historical financial statements and notes thereto of Synthetic Genetics appearing elsewhere in this Form 8-K/A and the historical financial statements of Epoch Biosciences, Inc. which are included in Epoch Biosciences' Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000, Epoch Biosciences' Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000, Epoch Biosciences' Quarterly Report on Form 10-QSB for the quarter ended September 30, 2000, and Epoch Biosciences' Annual Report on Form 10-KSB for the year ended December 31, 1999, which are incorporated herein by reference.

         (c) Exhibits.

             Exhibit
             Number
             -------

              2.1* Asset Purchase Agreement by and between Epoch Biosciences, Inc. and Immune Complex Corporation, dated November 15, 2000.

             23.1 Consent of KPMG LLP, independent certified public accountants.

             99.1*       Press Release dated November 21, 2000.

             99.2 Financial Statements, balance sheet and statements of operations and cash flow listed in Item 7(a) above.

             99.3        Selected Pro Forma Financial Data described in
                         Item 7(b) above.

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*  Previously filed.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     EPOCH BIOSCIENCES, INC.


Date:  January 26, 2001              By: /s/ Sanford S. Zweifach
                                         -----------------------
                                         Sanford S. Zweifach
                                         President and Chief Financial Officer


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                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

        Exhibit                                                                                 Sequentially
        Number                                                                                  Numbered Page
        -------                                                                                 -------------
          2.1*        Asset Purchase Agreement by and between Epoch Biosciences, Inc. and
                      Immune Complex Corporation, dated November 15, 2000.

         23.1         Consent of KPMG LLP, independent certified public accountants.                  5

         99.1*        Press Release dated November 21, 2000.

         99.2         Financial Statements, balance sheet and statements of operations and            6
                      cash flow listed in Item 7(a) above.

         99.3         Selected Pro Forma Financial Data described in Item 7(b) above.                18

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*  Previously filed.